CONVERTIBLE NOTES	9 Months Ended
Apr. 30, 2018
Debt Disclosure [Abstract]
CONVERTIBLE NOTES

NOTE 6 – CONVERTIBLE NOTES

On March 20, 2018, the Company entered into a note purchase agreement with a non-affiliated party pursuant to which the purchaser would lend the Company a total of $500,000, for which the Company would issue two-year 5% convertible notes. The notes are convertible into common stock of the Company at $0.02 per share. The Company agreed to grant the lender a security interest in equipment which is purchased from the proceeds of the notes. As of April 30, 2018, the Company had received $350,000 pursuant to the note purchase agreement and issued its convertible notes in the principal amount of $350,000.

Interest of 5% is payable annually until the settlement date. No interest has been paid during the nine months ended April 30, 2018.

The net proceeds received from the issue of the convertible notes have been allocated to additional paid in capital in full, representing the intrinsic value of the conversion option to convert the liability into equity of the Company, as follows:

Nominal value of the convertible promissory notes issued	$350,000
Beneficial conversion feature allocated to additional paid in capital	(350,000)
Liability component as at date of issue	-
Accrued interest and accretion to April 30, 2018	24,063
Liability component as at April 30, 2018	$24,063